WCM ALTERNATIVES: EVENT-DRIVEN FUND

Institutional Class Shares (WCEIX)

100 Summit Lake Drive
Valhalla, New York 10595

PROSPECTUS

 December 11, 2013

This Prospectus includes information you should know about the Fund before you invest. Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FUND SUMMARY

Investment Objective:  The Fund’s investment objective is to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.00%
Interest and Dividend Expense on Securities Sold Short	0.24%
Remaining Other Expenses	1.02%
Total Other Expenses(1)	1.26%
Acquired Fund Fees and Expenses(1)(2)	0.00%
Total Annual Fund Operating Expenses	2.51%
Fee Waiver(3)	(0.53)
Total Annual Fund Operating Expenses After Fee Wavier	1.98%

(1) Based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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(3) The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% for Institutional Class shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation is expected to apply until December 3, 2014, except that it may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then either redeem all of your shares at the end of those periods or do not redeem your shares.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the example takes into account the fee waiver described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$201	$731

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are the following:

·Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  In conjunction with investment in a target company, the Fund may employ a variety of hedging strategies to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options.  The merger-arbitrage strategy is designed to provide positive performance if the Adviser successfully evaluates the outcome of the event-driven opportunity notwithstanding the performance of the overall market because the Adviser seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer.

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·   Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

·   Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer.  For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer went bankrupt and the recovery rate for the senior debt was higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

·   Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between a firm’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities.  Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Adviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer.  The Fund may also invest in issuers to capture special dividends or other distributions.

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·   Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceeding.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions.  The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

·   Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities.  The Fund may also write call options on one or more basket of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or basket of stocks against which the options are written.  The Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all.  The Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

Additional Event-Driven Strategies.  In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies consistent with its investment objective.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

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In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps.  Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit. In addition, the Fund may lend its portfolio securities.

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The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities.  Certain of the debt securities in which the Fund invests may carry non-investment-grade ratings (rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO)), or may be unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Adviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income.  The Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease.
The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Adviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The Fund may invest in other investment companies, including ETFs.  Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies.  For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities.  During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested and the Fund may not achieve its investment objective. The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.

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In making investments for the Fund, the Adviser is guided by the following general considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund’s holdings may be adjusted at any time.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer or a smaller number of issuers than a diversified fund.  The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

Principal Risks:  You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance, including the following:

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Derivatives Risk – Financial derivatives, such as options, swaps and futures contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the effect of the performance of these instruments on the Fund and may produce significant losses.

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Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Distressed Securities Risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk – Investments in foreign countries may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  Such investments are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that may have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Hedging Transactions Risk – The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. The values of securities with longer maturities tend to be more sensitive to interest rate changes.

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Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, the Fund’s shares could be expected to be more volatile and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk – The fund has no operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Adviser believes represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Merger and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Accordingly, the Fund can be expected to underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in additional distributions of taxable capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.  Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

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Purchasing Put Options Risk – When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Selling (Writing) Covered Call Options Risk – When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.

Short Selling Risk – If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  The Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Market Risk – Investment markets can be volatile. In other words, the prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if markets perform poorly.

Tax Consequence Risk – The Fund will earn premiums from writing call options.  Profits from writing call options are generally treated as short-term capital gains for federal and state income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Return:  After the Fund has had operations for at least one full calendar year, its Prospectus will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing how the Fund has performed and how its performance has varied from year to year. Once available, information on the Fund’s investment results can also be obtained by visiting the Fund's website at www.westchestercapitalfunds.com. Past performance of the Fund is no guarantee of how it will perform in the future. Please also refer to the supplement in Appendix A, which provides performance information for a fund sub-advised by Westchester Capital Management, LLC with investment strategies substantially similar to those of the Fund.

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Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since the Fund’s inception in December 2013. Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund.  Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and Trustee of the Fund.

Purchase and Sale of Fund Shares:

You may purchase or redeem shares on any business day. The Fund’s net asset value per share (“NAV”) is determined only on days when the New York Stock Exchange (“NYSE”) is open for regular trading.  Shares of the Fund may be purchased by sending a completed application form to WCM Alternatives: Event-Driven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

Minimum Initial Investment	Subsequent Investments
$1,000,000	$500

Tax Information:  The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

PRINCIPAL INVESTMENT POLICIES

The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are the following:

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·Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  In conjunction with investment in a target company, the Fund may employ a variety of hedging strategies to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options.  The merger-arbitrage strategy is designed to provide positive performance if the Adviser successfully evaluates the outcome of the event-driven opportunity notwithstanding the performance of the overall market because the Adviser seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer.

·   Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

·   Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer.  For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer went bankrupt and the recovery rate for the senior debt was higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

·   Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between a firm’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities.  Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

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The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Adviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer.  The Fund may also invest in issuers to capture special dividends or other distributions.

·   Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceeding.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions.  The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

·   Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities.  The Fund may also write call options on one or more basket of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or basket of stocks against which the options are written.  The Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all.  The Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

Additional Event-Driven Strategies.  In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies consistent with its investment objective.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

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In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps.  Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit. In addition, the Fund may lend its portfolio securities.

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The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred stock.  Certain of the debt securities in which the Fund invests may carry non-investment-grade ratings (rated BB+ or lower by S&P, or comparably rated by another NRSRO), or may be unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Adviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income.  The Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Adviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The Fund may invest in other investment companies, including ETFs.  Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position.  In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies.  For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested and the Fund may not achieve its investment objective. The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.

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In making investments for the Fund, the Adviser is guided by the following general considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund’s holdings may be adjusted at any time.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer or a smaller number of issuers than a diversified fund.  The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

The Fund’s investment objective may be changed without prior notice to shareholders.

PRINCIPAL RISKS

The Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

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The Fund is not intended to provide a balanced investment program.  The Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk.  Each investor should evaluate an investment in the Fund in terms of the investor’s own investment goals.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are the following:

Call or Redemption Risk

As interest rates decline, issuers of bonds may exercise redemption or call provisions. This may force the Fund to re-invest the proceeds in lower yielding securities with a similar risk profile. This could result in a decreased yield and return for the Fund.

Credit Risk

Issuers of debt and other income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have more speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.  High-yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk

When the Adviser uses leverage, short sales and other forms of financial derivatives, such as options, futures and forward contracts, an investment in the Fund may be more volatile than investments in other mutual funds.  Derivatives may also be embedded in securities such convertibles which typically include a call option on the issuer’s common stock.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

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Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Distressed Securities Risk

Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk

Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

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Hedging Transactions Risk

The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.  If the Adviser’s assessments or calculations prove inaccurate, the Fund’s hedging strategy may prove ineffective and the Fund may incur greater losses than it otherwise would have incurred had the Fund not employed the hedging strategies.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Adviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Leveraging Risk

If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, the Fund’s shares could be expected to be more volatile and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk

The Fund is a newly formed fund and has no operating history for investors to evaluate. The fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

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Liquidity Risk

The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers characterize the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV.  Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices or changes and legal rights that differ from U.S. standards might reduce liquidity.  The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Lower-Rated Securities Risk

Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and the Fund could lose its entire investment.

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Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser’s judgments about the attractiveness and potential appreciation of a security, whether selected under a “value”, “growth” or other investment style, may prove to be inaccurate and may not produce the desired results.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Merger and Event-Driven Risk

The principal risk associated with merger-arbitrage and event-driven investing is that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or to fail to achieve a desired rate of return. The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations.  Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss.  A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval or failure to get regulatory approval.  The Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.

The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally.  Accordingly, the Fund can be expected to underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Non-Diversification Risk

A fund that is a non-diversified investment company means that more of the fund’s assets may be invested in the securities of a single issuer or a smaller number of issuers than a diversified investment company.  This may make the value of the fund’s shares more volatile and susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk

The frequency of the Fund’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

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Purchasing Put Options Risk

When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Selling (Writing) Covered Call Options Risk

When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.  The Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock.  The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires).  When a call option which the Fund has written is exercised, the Fund must deliver the security upon which the call is written.  This means that the Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio, subject to call options.  If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

There is no assurance that a liquid market will be available at all times for the Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.  The Fund incurs transaction expenses when selling call options.

 The Fund may write call options that are “in the money,” meaning calls whose exercise price is less than the market price of the underlying stock or basket of stocks when the options are written or “at the money,” meaning calls whose exercise price is equal to the market price of the underlying stock or basket of stocks when the options are written.  Call options that are written “in the money” or “at the money” are more likely to be exercised by the counterparty than other options and effectively eliminate the Fund’s ability to benefit from appreciation in the market value of the securities on which the options are written during the period of the option.

Short Selling Risk

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and will have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.  These aspects of short selling increase the costs to the Fund and will reduce its rate of return.  Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

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Small and Medium Capitalization Risk

The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Market Risk

Investment markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Tax Consequences Risk

The Fund may generate a high level of premiums from writing call options.  These premiums are generally treated as short-term capital gains to the Fund for federal and state income tax purposes, taxable to shareholders as ordinary income when distributed to them.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses.  Because the Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

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PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s portfolio holdings is required by law to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the Fund’s quarterly holdings report on Form N-Q.  You may obtain the SAI and Form N-Q (when available), free of charge, on the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at www.sec.gov. Once available, you may also access the Fund’s reports to shareholders and Form N-Q filings on the Fund’s website at www.westchestercapitalfunds.com.

INVESTMENT ADVISER

Westchester Capital Management, LLC (the “Adviser”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been the Fund’s investment adviser since the Fund’s inception.

The Adviser and its affiliate had approximately $5.2 billion in assets under management as of September 30, 2013.  The Adviser and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Fund’s investment strategies for other institutional investors, including other registered open-end investment companies.  Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.

The Fund and the Adviser have entered into an Investment Advisory Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to the oversight of the Board of Trustees. Under the Advisory Agreement between the Fund and the Adviser, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

WCM Alternatives: Event-Driven Fund	Annual Management Fee (as a Percentage of the Fund’s Average Daily Net Asset Value)
1.25%

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The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% for Institutional Class shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation is expected to apply until December 3, 2014, except that it may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

A discussion regarding the basis for the Board of Trustees approving the Advisory Agreement will be available in the Fund’s first report to shareholders.

Portfolio Managers

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of the Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”) from 1994 until 2010 and as the Chief Compliance Officer of Westchester from 2004 until June 2010, and has served as a portfolio manager for the Fund since its inception in December 2013.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of the Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since its inception in December 2013.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund may pay additional amounts from its own resources for the provision of other permitted services, and the Adviser may pay amounts from its own resources for the provision of such services.  Other permitted services may include transfer agency and dividend disbursing fees; charges for the maintenance of records, recordkeeping, and related costs; record-keeping charges; accounting expenses; transfer costs; custodian fees; sub-transfer agency services; sub-accounting services; administrative services; transfer agent and sub-transfer agent services for beneficial owners of the Fund shares; aggregating and processing purchase and redemption orders; providing beneficial owners with statements showing their positions in the Fund; processing dividend payments; providing sub-accounting services for Fund shares held beneficially; forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and receiving, tabulating, and transmitting proxies executed by beneficial owners. The recipients of these payments may be involved in the distribution of the Fund’s shares.

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In addition, the distributor and the Adviser and their affiliates from time to time may make payments such as cash bonuses or provide other incentives to selected financial intermediaries involved in the distribution of the Fund’s shares as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Fund on the financial intermediaries’ preferred or recommended fund list, granting the distributor or the Adviser or their affiliates access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services.  The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Adviser and/or a particular class of shares, possibly during a specified period of time. The Adviser, the distributor and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Fund and the quality of the financial intermediary’s relationship with the distributor or the Adviser. The additional payments described above are made at the expense of the distributor or the Adviser and their affiliates. These payments are made to financial intermediaries selected by the distributor or Adviser, generally to the intermediaries that have sold significant amounts of shares of the Fund or other Adviser-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the distributor or the Adviser and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be a few relationships on different bases.

The distributor and the Adviser and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

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If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the distributor and the Adviser or their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation paid by the Fund or the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Fund, the distributor, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Fund on particular platforms, as well as transaction fees, or per position fees.

PLANS OFFERED BY THE FUND

Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600). Certain of the plans described below may be available only to those purchasing Investor Class shares, which are offered in a separate prospectus.

IRA Plans

The Fund makes available WCM Alternatives: Event-Driven Fund IRA Plan for individuals to establish an Individual Retirement Account (“IRA”) under which shares of the Fund may be purchased.  WCM Alternatives: Event-Driven Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

An annual maintenance fee of $15.00 will be charged for each IRA.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an IRA for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

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The Fund also makes available to qualifying shareholders a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

The Fund additionally makes available certain prototype plans for corporations, self-employed individuals or partnerships, to establish a qualified retirement plan under which shares of the Fund may be purchased.  Such plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

An annual maintenance fee of $15.00 will be charged for each account.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an account for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

Coverdell Education Savings Plan

The Fund also makes available a form of Coverdell education savings account plan.  Shareholders should consult their financial advisers to determine conditions and eligibility.

HOW TO PURCHASE SHARES

Minimum Investments: The minimum investment requirements for initial and subsequent investments are $1,000,000 and $500, respectively. The minimum initial and subsequent investment amounts may be modified for certain investors. The Fund has agreed to waive the minimum initial investment amount for clients of third-party investment programs or platforms that (or whose participants) meet certain asset thresholds and with which the Fund has a distribution arrangement.  The Fund may waive the investment minimums in other cases in its discretion.  The Fund reserves the right to change the minimum investment amounts without prior notice. Applications will not be accepted unless they are accompanied by a wire transfer or a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

Purchases by mail: Shares of the Fund may be purchased at NAV without any upfront sales or other charge by sending a completed application form (available at www.westchestercapitalfunds.com) to:

WCM Alternatives:  Event-Driven Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

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However, applicants should not send any correspondence by overnight courier to the above post-office-box address.  Correspondence sent by overnight courier should be addressed to the Fund at:

WCM Alternatives:  Event-driven Fund
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Because only physical possession constitutes receipt by the Transfer Agent, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent until it retrieves mail from the post office box, which it typically does several times per day.

Initial Investment – By wire:  If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-800-343-8959 to make arrangements with a service representative to submit your completed application via mail, overnight delivery or facsimile.  Upon receipt of your application, your account will be established by a service representative.  To obtain your new account number, please contact a service representative at 1-800-343-8959.  You may then contact your bank to initiate the wire referencing the account number.  For wire instructions, see “For Subsequent Investments – By wire” below or call a service representative.

For Subsequent Investments – By wire:  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-343-8959 of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Fund.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA# 075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
WCM Alternatives:  Event-Driven Fund
(shareholder registration)
(shareholder account number)

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Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same-day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Shares Purchased Through Financial Intermediaries: Shares of the Fund may also be purchased through authorized financial intermediaries who may charge for their services.  In order for your purchase order to be processed at the Fund’s NAV determined on a business day, an authorized financial intermediary must receive your purchase request in good order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place purchase requests. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your transaction request will be effected.

The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  The Fund will not accept third-party checks, Treasury checks, credit-card checks, travelers checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill-pay checks, or any conditional order or payment.

After an account is opened, additional shares may be purchased by sending a check payable to “WCM Alternatives: Event-Driven Fund,” together with a note stating the name(s) on the account and the account number, to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  All shares will be purchased at the NAV per share next determined after receipt of the shareholder’s application in “proper order” (which means that the Fund has received your fully and properly completed application accompanied by payment) and acceptance of such application by the Fund.  All purchases received in “proper order” before the close of regular trading on the NYSE will be processed on that same day.  Purchases received after the close of regular trading on the NYSE will receive the next business day’s NAV per share.  No share certificates will be issued.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check or electronic funds transfer that is returned.

Shareholders should contact the Transfer Agent at 1-800-343-8959 to obtain the latest wire instructions for wiring funds to U.S. Bancorp Fund Services, LLC for the purchase of Fund shares and to notify U.S. Bancorp Fund Services, LLC that a wire transfer is coming.

The Fund reserves the right to close to new investors at any time in the future but has no present plans to do so.

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Anti-Money Laundering Compliance

The Fund, the Fund’s distributor and/or your financial intermediary are required to comply with various anti-money laundering laws and regulations.  Consequently, the Fund or the Fund’s distributors may request additional information from you to verify your identity and source of funds.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If the Fund or the Fund’s distributor deems the information submitted does not provide for adequate identity verification, it reserves the right to reject your investment and the establishment of your account.  If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Fund or the Fund’s distributors to inform the shareholder that it has taken the actions described above.

Shares of the Fund have not been registered for sale outside the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plan

The Fund offers an Automatic Investment Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bi-monthly, quarterly or annually) that the shareholder selects.  After making an initial investment meeting the minimum investment amount, the minimum transaction amount for an Automatic Investment Plan is $100.  Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-343-8959 or in written form five days prior to the effective date.

Telephone Purchases

The Fund offers a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request.  The first telephone purchase can occur 15 days after the account was opened. To have Fund shares purchased at the NAV determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your order before the close of regular trading on such date.  Most transfers are completed within three (3) business days.  The minimum transaction amount for a Telephone Purchase is $100.

After making an initial investment of meeting the minimum investment amount, shareholders may elect these options.  For both an Automatic Investment Plan and telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

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NET ASSET VALUE

The NAV per share of each class of shares the Fund will be determined on each day when the NYSE is open for business at the close of the NYSE and will be computed by determining the aggregate market value of all assets of the Fund attributable to that share class less liabilities attributable to that share class, and then dividing by the total number of shares of that class outstanding.  On holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the value of the Fund’s assets may be affected, especially if the Fund holds foreign securities that trade on foreign markets that are open.  From time to time, the Fund may employ fair-value pricing to value securities for which market quotations are not readily available or for which market quotations are believed to be unrepresentative of fair market value.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received at or before the close of trading on the NYSE on that day.

Portfolio securities and options positions for which market quotations are readily available are valued at the NASDAQ Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange’s close of business, as applicable.  Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices.  All other securities and assets for which (a) market quotations are not readily available, (b) market quotations are believed to be unrepresentative of fair market value or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the NYSE close, are valued at their fair value as determined in good faith by the Fund’s Adviser in accordance with procedures adopted by the Fund’s Board of Trustees.  Certain assets of the Fund may also be valued on the basis of valuations provided by one or more pricing services.

When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

REDEMPTIONS

Redemptions by Mail

Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to:

WCM Alternatives:  Event-Driven Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

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Upon the receipt of such a request in “proper order,” as described below, the shareholder will receive a check based on the NAV next determined after the redemption request has been received, which may be more or less than the amount originally invested.  If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears.  It will normally take seven days to clear checks.

A redemption request will be considered to have been received in “proper order” if the following conditions are satisfied:

(i)	the request is in writing, indicates the class and number of shares or dollar amount to be redeemed and identifies the shareholder’s account number;

(ii)	the request is signed by the shareholder(s) exactly as the shares are registered;

(iii)
the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

(iv)
a signature guarantee, if required, is included.  A signature guarantee is required to redeem shares in the following situations:  if ownership is changed on your account; if the redemption proceeds are payable or sent to any person, address or bank account not on record; if a change of address request was received by the Transfer Agent within the last 15 days; when establishing or modifying certain services on an account; and if the proceeds of a requested redemption exceed $50,000.  In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Questions concerning a redemption request may be addressed to the Fund at its principal office.  No redemption request will become effective until all documents have been received in “proper order” by U.S. Bancorp Fund Services, LLC.

Telephone Redemptions

The Fund grants telephone-redemption privileges.  Shareholders who do not wish to establish telephone-redemption privileges should notify the Transfer Agent.  New shareholders who do not wish to establish telephone-redemption privileges may so indicate on the account application.

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You may redeem all or some of your shares, with a value ranging from $1,000 to $50,000, by calling the Transfer Agent at 1-800-343-8959 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading.  Redemption requests received before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) will typically be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.  Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you use telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application.  Redemption proceeds will be sent by check to the address of record, as designated on your account application, transferred to the bank account you have designated on your account application, or sent via electronic funds transfer through the Automated Clearing House (ACH) network to a predetermined bank account.  The minimum amount that may be sent is $1,000.  There is no charge to receive redemption proceeds via the ACH network.  However, credit may not be available for two to three business days.  Shareholders who would like to arrange for redemption by wire or designate a bank or account to receive redemption proceeds should send a written request to the Fund at the address listed under “Redemptions by Mail.” The request should be signed by the shareholder(s) exactly as the shares are registered and may require a signature guarantee.  Further documentation may be required.  Please call the Transfer Agent at 1-800-343-8959 if you need assistance.  Once a telephone transaction has been placed, it cannot be canceled or modified.

The Fund and the Transfer Agent will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders.  The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.  Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

Shares Held Through Financial Intermediaries

If you purchased shares of the Fund through an authorized financial intermediary, you must typically redeem your shares through that financial intermediary. In order for your redemption order to be processed at the Fund’s NAV determined on a business day, your authorized financial intermediary must receive your redemption request in good order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place a redemption request. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

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Additional Information on Redemptions

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission.  These broker-dealers may charge a fee for this service.

If a shareholder’s transactions at any time reduce the shareholder’s account in the Fund to below $1,000 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within 30 days, redeem all shares in the account and close it by making payment to the shareholder.

Shareholders who effect redemptions by wire transfer will pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer.  In addition, a shareholder’s bank may impose a charge for receiving wires.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then-current asset value and to reinvest all subsequent distributions.

Excessive Short-Term Trading

The Board of Trustees has adopted policies and procedures with respect to excessive short-term trading by Fund shareholders.  Excessive short-term trading activity may reduce the Fund’s performance and harm all of the Fund’s shareholders by interfering with efficient portfolio management, increasing the Fund’s expenses and diluting the Fund’s NAV. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash flow volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

The Fund discourages short-term trading that may disrupt the efficient management of the Fund’s portfolio and materially increase trading costs or taxable distributions to long-term shareholders of the Fund.  The Fund seeks to monitor the trading activities of its shareholders to detect such abusive short-term trading that may be detrimental to the interests of the Fund and its long-term shareholders.  The steps the Fund utilizes to identify and discourage frequent transactions may include monitoring trading activity and imposing trading restrictions on certain accounts.  The Fund reserves the right to reject any purchase order for this purpose.

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While the Fund (directly or with the assistance of its service providers) seeks to identify abusive short-term trading, there is no guarantee that the Fund will be able to detect frequent purchases and redemptions that may be abusive or restrict the participants engaged in such activity when detected.  The Fund receives purchase and sale orders through financial intermediaries and may not have access to timely information that would allow the Fund to detect abusive short-term trading.  In such circumstances and others, the Fund’s monitoring activities may be limited to reviewing aggregated cash flows from such accounts and the Fund’s ability to prevent abusive short-term trading may be dependent on the cooperation of a financial intermediary.  Accordingly, the Fund may rely upon an intermediary’s monitoring activity and the intermediary’s ability and willingness to prevent abusive short-term trading.  In addition, even when the Fund has sufficient information, its detection methods may not detect all abusive short-term trading.

Systematic Withdrawal Plan

Individuals whose investments in the Fund have a current value of at least $10,000 may adopt a Systematic Withdrawal Plan to provide for periodic distributions.  By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or annual payments for any designated amount of $500 or more.  Payments may be sent by check to the address of record, or may be sent directly to a designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network.  A Systematic Withdrawal Plan may be opened by selecting this option on your account application or by writing to the Transfer Agent.  Shareholders should contact the Transfer Agent at 1-800-343-8959 for more information about the Fund’s Systematic Withdrawal Plan.

COST BASIS REPORTING

When you redeem Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account.  Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares.  Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares.  If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares.  If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply.  Please contact the Fund at 1-800-343-8959 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method.  You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute substantially all of its net investment income and net capital gains at least annually.  Distributions will be in shares of the Fund unless you elect to receive cash.  Fund distributions will be taxable as described below, regardless of whether you receive such distributions in cash or shares of the Fund. The Fund (or your financial intermediary) will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you receive each year.

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as tax-deferred retirement plans and foreign persons that may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. Failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.  Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income. The Fund expects that, as a result of its investment objectives and strategies, its income will consist primarily of short-term capital gains, which are taxable as ordinary income when distributed to shareholders.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

Properly reported distributions of “qualified dividend income” are taxable to you at the reduced rates applicable to net capital gain, provided that both you and the Fund meet certain holding period and other requirements. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

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 A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

Fund distributions are taxable to you as described herein even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax.  You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Any gain or loss that results from the redemption of your Fund shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

The Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those securities would generally be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations. If the Fund does not meet the 50% test described above, shareholders generally will not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund.

In addition, certain of the Fund’s investments, including certain derivatives instruments, foreign securities or foreign currencies could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number, (ii) has under-reported dividend or interest income, or (iii) fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

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Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

This summary is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the Fund’s shares.  The Fund’s shareholders are urged to consult their own tax advisors to determine the tax consequences to them of their ownership of the Fund’s shares.

NOTICES – HOUSEHOLDING & UNCLAIMED PROPERTY

To keep the Fund’s costs as low as possible, the Fund delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Transfer Agent at 1-800-343-8959 and the Fund will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed, there is no performance information for the Fund included in this Prospectus. Certain limited financial information is available in the Statement of Additional Information, which is available at no charge upon request.  You may request additional financial and performance information, when it becomes available, by visiting the Fund’s website at www.westchestercapitalfunds.com.

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APPENDIX A

This Supplement sets forth historical performance information for the Class N shares of the Dunham Monthly Distribution Fund (“DNMDX”), shares of a mutual fund advised by Dunham & Associates and sub-advised by Westchester Capital Management LLC (WCM). The proposed portfolio managers for the WCM Alternatives: Event-Driven Fund (the “Fund”) are the same (and only) portfolio managers who have been primarily responsible for the day-to-day management of DNMDX for the period shown. The Fund’s investment objective, investment strategies and policies, and investment restrictions are expected to be substantially similar to those of DNMDX. The DNMDX performance data is provided to illustrate the past performance of WCM in advising a substantially similar account and does not represent the performance of the Fund. The information in this Supplement should not be considered a prediction of the future performance of the Fund.  The Fund is newly organized and has no performance record of its own.

AVERAGE ANNUAL TOTAL RETURNS OF DNMDX FOR THE PERIODS ENDED NOVEMBER 30, 2013 (except as otherwise indicated)

	YTD	1 Year	3 Years	Since 03/01/09
DNMDX	4.38%*	6.34%	5.35%	8.11%

MONTHLY PERFORMANCE

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2013	0.61%	0.14%	1.51%	0.97%	-0.45%	-1.23%	0.88%	-0.62%	1.01%	1.14%	0.38%		4.38%*
2012	2.23%	1.95%	0.54%	0.33%	-1.64%	0.93%	1.06%	1.60%	0.31%	-0.34%	0.78%	1.87%	9.98%
2011	0.65%	0.70%	0.81%	1.08%	0.14%	-0.26%	-1.23%	-2.22%	-2.77%	3.31%	-0.43%	0.50%	0.14%
2010	-0.07%	1.29%	0.79%	-0.24%	-1.02%	1.72%	3.02%	0.49%	1.61%	0.52%	-0.30%	1.70%	9.86%
2009	-	-	5.42%	2.60%	0.84%	0.45%	1.37%	0.60%	1.18%	-0.69%	1.03%	1.09%	9.28%*

* Not annualized.

The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. Past performance is no guarantee of future results. The performance figures shown above for DNMDX are net of all fees and expenses applicable to investments in DNMDX. Neither the shares of DNMDX, nor the Institutional Class shares of the Fund, are subject to front-end or deferred sales charges.  Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. DNMDX’s performance prior to March 2009 does not reflect DNMDX’s current strategy or objective, but rather that of a predecessor fund. On March 2, 2009, DNMDX’s objective and principal investment strategy were changed to its current objective and approach.  DNMDX’s complete performance history is available in its prospectus.

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As of the latest prospectus dated November 1, 2013, the total operating expenses of DNMDX before fee waivers were 2.76% and net of applicable fee waivers were 2.58%.  The Fund’s anticipated total operating expenses for its Institutional Class shares before fee waivers are expected to be 2.51% and after applicable fee waivers are expected to be 1.98%.  DNMDX’s fee waiver is expected to remain in effect until at least December 31, 2014, and the fee waiver and expense reimbursements applicable to the Fund’s Institutional Class shares are expected to remain in effect until December 3, 2014.

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WCM ALTERNATIVES: EVENT-DRIVEN FUND

PROSPECTUS

INSTITUTIONAL CLASS SHARES
DECEMBER 11, 2013

For investors who want more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports:  Additional information about the Fund’s investments will be available in the Fund’s first annual and semi-annual reports to shareholders.

Statement of Additional Information:  The Fund’s SAI provides more detailed information about the Fund and is incorporated into this Prospectus by reference.

The Fund’s SAI is, and its Annual Report and Semi-Annual Report will be, available, without charge, upon request by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-800-343-8959.  Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  Correspondence sent by overnight courier should be sent to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202.

You also can review information about the Fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room.  Text-only copies can be obtained from the SEC for a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102, 202-551-8090 or by electronic request at publicinfo@sec.gov.  Copies also can be obtained free from the SEC’s website at www.sec.gov and the Fund’s website at www.westchestercapitalfunds.com.

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